CONTINGENCIES	12 Months Ended
Dec. 31, 2024
Contingent liabilities [Abstract]
Contingencies	■ Contingencies
Certain conditions may exist as of the date the financial statements are issued that may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. The impact of any resulting loss from such matters affecting these financial statements and noted below may be material.

Litigation and Claims
In assessing loss contingencies related to legal proceedings that are pending against us or unasserted claims that may result in such proceedings, the Company, with assistance from its legal counsel, evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

Pascua-Lama – Proposed Canadian Securities Class Actions
In 2014, proposed secondary market liability securities class actions were initiated in Ontario and Quebec against Barrick Gold Corporation and certain of its former senior executives. These actions relate to public disclosures concerning Barrick's Pascua-Lama Project. The Ontario case focuses on disclosure regarding capital cost and schedule estimates for Pascua Lama and environmental matters in Chile between February 2012 and June 2013, while the Quebec case pertains only to disclosure regarding environmental matters in Chile between July 2012 and October 2013. In the Ontario proceedings, plaintiffs are seeking damages exceeding $3 billion. Alleged damages in the Quebec case have yet to be quantified.
Efforts to resolve the Quebec case through mediation were unsuccessful in November 2023. Subsequently, the plaintiffs filed their Originating Application in February 2024 and Barrick responded formally in March 2024. No trial date has been set as of this time. In the Ontario case, the Plaintiffs’ application for leave to appeal to the Supreme Court of Canada from the February 13, 2024 decision of the Court of Appeal was dismissed on September 26, 2024. The Plaintiffs’ motion for class certification has not yet been scheduled.
The Company intends to vigorously defend these actions. No amounts have been recorded for any potential liability arising from either of the actions, as the Company cannot reasonably predict the outcome in Ontario or Quebec.
Pascua-Lama – SMA Regulatory Sanctions
In May 2013, Compañía Minera Nevada (“CMN”), Barrick’s Chilean subsidiary that holds the Chilean portion of the Pascua-Lama Project (the “Project”), received a resolution (the “Original Resolution”) from Chile’s environmental regulator (the Superintendencia del Medio Ambiente, or “SMA”) requiring CMN to complete the water management system in accordance with the Project’s environmental permit before resuming construction activities. The Original Resolution also required CMN to pay an administrative fine of approximately $16 million, which CMN paid in May 2013.
In 2013, a group of local farmers and indigenous communities challenged the Original Resolution, claiming the fine was inadequate and requesting more severe sanctions, including the revocation of the Project’s environmental permit. The SMA and CMN defended the Original Resolution.
In 2018, the SMA issued the revised resolution (the “Revised Resolution”), which reduced the original administrative fine to $11.5 million and ordered the closure of existing surface facilities on the Chilean side of the Project. The Revised Resolution did not revoke the Project’s environmental permit. CMN filed an appeal of the Revised Resolution in 2018 with the First Environmental Court of Antofagasta (the “Antofagasta Environmental Court”).
In 2020, the Antofagasta Environmental Court upheld the closure order and sanctions in the Revised Resolution. It also ordered the SMA to reevaluate certain environmental infringements. The Company did not appeal this ruling, and the Chilean side of the Pascua-Lama project is being transitioned to closure accordingly.
On November 13, 2024, the SMA determined that no further fine was applicable to the environmental infringements. On November 21, 2024, CMN paid the outstanding balance of fines previously imposed by the SMA in an amount of approximately $0.3 million. On December 9, 2024, the same group of local farmers and indigenous communities that challenged the Original Resolution filed an appeal of the SMA’s November 13, 2024 decision. This appeal remains pending.

Veladero – Operational Incidents and Associated Proceedings
Minera Andina del Sol SRL (formerly, Minera Argentina Gold SRL) (“MAS”), the joint venture company that operates the Veladero mine, is the subject of regulatory proceedings related to operational incidents at the Veladero Valley Leach Facility (“VLF”) occurring in March 2017 (the “March 2017 incident”), September 2016 (the “September 2016 incident”) and September 2015 (the “September 2015 incident”).
Following the March 2017 incident, an “amparo” protection action (the “Provincial Amparo Action”) was filed against MAS in the Jachal First Instance Court, San Juan Province (the “Jachal Court”) by individuals who claimed to be living in Jachal, San Juan Province, Argentina, seeking the cessation of all activities at the Veladero mine or, alternatively, a suspension of the mine’s leaching process. The matter before the Jachal Court remains pending.
In 2017, the National Minister of Environment of Argentina filed an amparo action in the Federal Court in connection with the same March 2017 incident (the “Federal Amparo Action”) seeking an order requiring the cessation and/or suspension of activities at the Veladero mine.
On June 28, 2024, the Federal Court rejected the National Minister’s request for, among other things, an interim injunction requiring the cessation and/or suspension of activities at the Veladero mine. The National Minister sought to appeal this decision twice in 2024, most recently seeking leave to the Federal Supreme Court on October 16, 2024. The Federal Amparo Action will continue before the Federal Court while the Federal Supreme Court considers whether to hear the appeal for an interim injunction.
The Company continues to believe that the Provincial and Federal Amparo Actions are without merit and intends to continue to vigorously defend its position.

Civil Action
In 2016, MAS was served notice of a civil action filed before the San Juan Provincial Court by certain persons allegedly living in Jachal, San Juan Province, claiming to be affected by the Veladero mine and, in particular, the VLF. The plaintiffs requested a court order that MAS cease leaching metals with cyanide solutions, mercury and other similar substances at the mine and replace that process with one that is free of hazardous substances, implement a closure and remediation plan for the VLF and surrounding areas, and create a committee to monitor this process. These claims were supplemented by new allegations that the risk of environmental damage had increased as a result of the March 2017 incident.
MAS replied to the lawsuit in February 2017, responded to the supplemental claim and intends to continue defending this matter vigorously.

Legacy Philippines Matters
In 2009, Barrick Gold Inc. and Placer Dome Inc. (“Placer Dome”), which was acquired by the Company in 2006, were purportedly served in Ontario with a complaint filed in November 2008 in the Regional Trial Court of Boac on the Philippine island of Marinduque, on behalf of two named individuals and purportedly on behalf of the approximately 200,000 residents of Marinduque.
The complaint alleges injury to the economy and the ecology of Marinduque as a result of the discharge of mine tailings from the Marcopper mine into Calancan Bay, the Boac River, and the Mogpog River. Placer Dome was previously a minority indirect shareholder of Marcopper Mining Corporation (“Marcopper”). The plaintiffs are claiming for abatement of a public nuisance and nominal damages for an alleged violation of their constitutional right to a balanced and healthful ecology. By Order dated November 9, 2011, the Court granted the plaintiffs’ motion to suspend the proceedings.
On December 5, 2024, the Court issued an Order directing the Plaintiffs to advise, within 10 days of receipt of the Order, whether they intend to pursue the case. The Order also stated that failure by the Plaintiffs to do so would warrant dismissal of the case with prejudice. It is unclear whether or when the Plaintiffs received a copy of the Order.
On February 25, 2011, a Petition for the Issuance of a Writ of Kalikasan with Prayer for Temporary Environmental Protection Order was filed in the Supreme Court of the Republic of the Philippines by Eliza M. Hernandez, Mamerto M. Lanete and Godofredo L. Manoy against Placer Dome and the Company (the “Petition”). The Petition alleges that Placer Dome violated the Petitioners' constitutional right to a balanced and healthful ecology as a result of, amongst other things, the discharge of tailings into Calancan Bay, a dam breach in 1993, and a tailings spill in 1996. The Petition was subsequently transferred to the Court of Appeals. The Petitioners are seeking orders requiring Barrick to environmentally remediate the areas in and around the mine site that are alleged to have sustained environmental impacts.
On January 21, 2021, the Court of Appeals granted an Intervention Motion introduced by the Province of Marinduque (the “Province”) and admitted the Province’s Petition-in-Intervention. In the Petition-in-Intervention, the Province seeks to expand the scope of relief sought within the Writ of Kalikasan to include claims seeking rehabilitation and remediation of alleged maintenance and structural integrity issues supposedly associated with Marcopper mine infrastructure.
In October 2022, the Court granted the Company’s motion requesting court-ordered mediation between the parties and the proceeding has been suspended ever since.
If these matters are reactivated, the Company intends to defend the actions vigorously. No amounts have been recorded for any potential liability arising from these matters, as the Company cannot reasonably predict the outcome.

North Mara – Ontario Litigation
On November 23, 2022, an action was commenced against the Company in the Ontario Superior Court of Justice in respect of alleged security-related incidents in the vicinity of the North Mara Gold Mine in Tanzania. The named plaintiffs purport to have been injured, or to be the dependents of individuals who were allegedly killed, by members of the Tanzanian Police Force. The Statement of Claim asserts that Barrick Gold Corporation is legally responsible for the actions of the Tanzanian Police Force, and that the Company is liable for an unspecified amount of damages.
In February 2024, an additional action was commenced against the Company in the Ontario Superior Court of Justice on behalf of different named plaintiffs in respect of alleged security-related incidents said to have occurred in the vicinity of the North Mara Gold Mine. The Statement of Claim in the second action is substantially similar to the Statement of Claim issued in November 2022. The Company believes that the allegations in both claims are without merit, including because the Tanzanian Police Force is a sovereign police force that operates under its own chain of command.
On November 26, 2024, the court granted Barrick’s motion to dismiss both actions on the grounds that the Ontario Superior Court of Justice lacks jurisdiction and that Tanzania is a more appropriate forum in which to litigate this matter. On December 27, 2024, the plaintiffs’ appealed this decision to the Ontario Court of Appeal. The hearing of this appeal has not yet been scheduled.

Loulo-Gounkoto Mining Conventions Dispute
In 2023, the Government of Mali adopted Law No. 2023-040, establishing the Mining Code in the Republic of Mali (the "2023 Mining Code") and initiated a review process of existing mining conventions, including the mining conventions of Société des Mines de Loulo SA (“Somilo”) and Société des Mines de Gounkoto (“Gounkoto”) (together, the “Conventions”). As part of this process, the Government of Mali demanded that the mines become subject to the 2023 Mining Code, in direct violation of the stability rights contained in the Conventions.
Beginning in 2023, the Government of Mali initiated several fiscal and customs proceedings against Somilo and Gounkoto, demanding payment of various charges, taxes, duties, and other amounts (including approximately $417 million in recoverable VAT charges as previously disclosed) from which they are exempt. Barrick continued its engagement with the Government of Mali to find a global settlement and in October 2024, Barrick made a payment of CFA 50 billion ($84 million) to advance those negotiations (which was expensed in Q4 2024). Despite the Company’s efforts, in November 2024, Somilo and
Gounkoto were restricted from exporting gold from Mali, also in violation of the Conventions.
On December 18, 2024, after multiple good faith attempts to resolve the dispute, Somilo and Gounkoto submitted a request for arbitration to the International Centre for the Settlement of Investment Disputes (ICSID) in accordance with the provisions of their respective Conventions. Among other things, Somilo and Gounkoto request that the arbitral panel declare that the Conventions are binding and are not subject to any legislative or regulatory changes under Malian law enacted after the entry into force of said Conventions.
On January 2, 2025, an interim attachment order was issued by the Senior Investigating Judges of the Pôle National Économique et Financier (“Pôle Économique”) against the existing gold stock on the site of the Loulo-Gounkoto mining complex, which was executed on January 11, 2025 when the gold was removed from the site to a custodial bank. This further disrupted normal operations and put gold exports at risk in violation of the Conventions (see – Abuse of Criminal Proceedings below).
On January 14, 2025, due to the restrictions imposed by the Government of Mali on gold shipments, the Company announced that the Loulo-Gounkoto complex would temporarily suspend operations. We remain in discussions with the Government of Mali to find an acceptable resolution to these disputes, while the Company continues to vigorously enforce Somilo’s and Gounkoto’s rights through the ICSID arbitration process.
No amounts have been recorded for any potential liability arising from these matters as the Company cannot reasonably predict the outcome of the Conventions dispute.

Abuse of Criminal Proceedings
The Government of Mali has initiated meritless criminal proceedings against the Company, its Malian subsidiaries, their officers and directors, and several individual employees, alleging violations of exchange control regulations and threatening billions of dollars in fines and up to five years imprisonment for the individuals.
On September 24, 2024, employees of Somilo and Gounkoto were summoned to appear at the Pôle Économique for interviews. When these employees appeared, five of them were illegally detained and held unlawfully in police custody for six days.
On November 25, 2024, the employees were again summoned to appear before the Investigating Judge at the Pôle Économique. At the end of the hearing, four employees were charged and incarcerated at the Central Prison of Bamako pending trial. These employees remain imprisoned unjustifiably.
On December 4, 2024, the Government of Mali caused an illegitimate arrest warrant to be issued against Barrick’s President and Chief Executive Officer, Mark Bristow, alleging money laundering and violations of exchange control regulations. As with all of the previous allegations made by the Government of Mali on these matters, there is no merit whatsoever to the claims outlined in the arrest warrant.
The Company is vigorously defending its rights and the rights of its Malian subsidiaries, and the impacted employees against these claims. No amounts have been recorded for any potential liability arising from the criminal proceedings as the allegations are wholly without merit.

Zaldívar Chilean Tax Assessment
On August 28, 2019, Barrick's Chilean subsidiary that holds the Company's interest in the Zaldívar mine, Compañía Minera Zaldívar Limitada ("CMZ"), received notice of a tax assessment from the Chilean Internal Revenue Service ("Chilean IRS") amounting to approximately $1 billion in outstanding taxes, including interest and penalties (subsequently reduced to $678 million) (the "2015 Tax Assessment").
In April 2020, the Chilean IRS initiated an audit of CMZ for 2016 relating to the same claims included in the 2015 Tax Assessment. This audit resulted in a new tax assessment against CMZ (the “2016 Tax Assessment”). In September 2020, the Tax Court of Coquimbo approved CMZ's request to consolidate its challenges to the 2015 and 2016 Tax Assessments (collectively, the “Zaldívar Tax Assessments”) into a single proceeding.
In September 2024, CMZ and the Chilean IRS jointly filed two applications with the Chilean Judiciary to seek approval to settle the Zaldívar Tax Assessments and related claims. The Company recorded an estimated amount for the potential liability arising from these matters in June 2024 and the Courts approved the settlement proposals in September 2024. On November 20, 2024, the Company settled all claims and paid the agreed settlement amount through a combination of cash and the write-off of certain tax receivables. This matter is now closed.

Zaldívar Water Claims
On March 30, 2022, the State Defense Council ("CDE"), an entity that represents the interests of the Chilean state, filed a lawsuit in the Environmental Court of Antofagasta against Compañía Minera Zaldívar SpA (“CMZ SpA”), the joint venture company that operates the Zaldívar mine, and two other companies with mining operations that utilize water from a shared aquifer (Minera Escondida Ltda. and Albermarle Ltda.). The CDE claims that the extraction of groundwater by these companies since 2005 has caused environmental damage to the surrounding area. The CDE’s lawsuit seeks to require the companies to conduct a series of studies and undertake certain actions to protect and repair the alleged environmental damage in the area, and to cease extracting water from the aquifer.
On October 24, 2024, a joint settlement proposal was filed with the Court. On December 16, 2024, the Court approved the joint settlement proposal.
On January 16, 2025, a member of a local indigenous community filed a constitutional action challenging the settlement. The Court of Appeals of Antofagasta rejected this challenge on January 17, 2025, and the Supreme Court subsequently rejected an appeal from that ruling. The matter is now closed.